UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 11, 2019

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	98-0455702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright

1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NVLN	the NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03  Bankruptcy or Receivership.

Aegerion’s Chapter 11 Filings

As previously disclosed, on May 20, 2019 (the “Petition Date”), Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc. (together, the “Debtors” or “Aegerion”), each a subsidiary of Novelion Therapeutics Inc. (the “Company” or “Novelion”), filed voluntary petitions (collectively, the “Bankruptcy Petitions”) under chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). Pursuant to a motion filed by the Debtors, their chapter 11 cases (collectively, the “Chapter 11 Cases”) are being jointly administered under the caption In re Aegerion Pharmaceuticals, Inc., et al., Case No. 19-11632. Each Debtor will continue to operate its business as a “debtor in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court.  Documents filed on the docket of and other information related to the Chapter 11 Cases are available free of charge online at https://cases.primeclerk.com/aegerion/.  Documents and other information available on such website are not part of this Current Report on Form 8-K (the “Form 8-K”) and shall not be deemed incorporated by reference in this Form 8-K.

As previously disclosed, the Company, the Debtors and other parties entered into a Restructuring Support Agreement dated May 20, 2019 (the “Restructuring Support Agreement”) which contemplates various transactions (the “Restructuring Transactions”), including the acquisition by Amryt Pharma Plc of 100 percent of the outstanding equity interests of the reorganized Aegerion Pharmaceuticals, Inc.

Approval of Disclosure Statement and Solicitation Procedures for the Debtors’ First Amended Chapter 11 Plan

On the Petition Date, the Debtors filed a joint Chapter 11 plan of reorganization and an accompanying disclosure statement, which set forth, among other things, the terms of the Debtors’ proposed treatment of claims against and interests in the Debtors.  On June 3, 2019, the Debtors filed a motion (the “Disclosure Statement Motion”) with the Court requesting, among other relief, approval of the disclosure statement and procedures to solicit votes to accept or reject the Chapter 11 plan.  As a result of negotiations with various parties, the Debtors agreed to make certain changes to the Chapter 11 plan (the “First Amended Chapter 11 Plan”) and the disclosure statement (the “Disclosure Statement”), which the Debtors filed with the Court on July 9, 2019.  On July 11, 2019, the Court entered an order (the “Disclosure Statement Order”) approving the Disclosure Statement and establishing procedures to solicit votes to accept or reject the First Amended Chapter 11 Plan.  Pursuant to the Disclosure Statement Order, the deadline to vote on the First Amended Chapter 11 Plan is August 15, 2019 at 4:00 p.m. (prevailing Eastern Time), the deadline to file an objection or response to the proposed confirmation of the First Amended Chapter 11 Plan is August 22, 2019 at 4:00 p.m. (prevailing Eastern Time) and the hearing at which the Court will consider confirmation of the First Amended Chapter 11 Plan has been scheduled for September 5, 2019 at 10:00 a.m. (prevailing Eastern Time).

Approval of Key Executive Incentive Plan and Key Employee Retention Plan

On May 30, 2019, the Debtors filed a motion (the “KEIP/KERP Motion”) with the Court requesting authority to implement a key executive incentive plan (the “KEIP”) and a key employee retention plan (the “KERP”).  As a result of negotiations with various parties, the Debtors agreed to make certain changes to the KEIP and the KERP, which changes are set forth in a statement the Debtors filed with the Court on July 9, 2019.  On July 11, 2019, the Court entered an order (the “KEIP/KERP Order”) approving the KEIP/KERP Motion, as revised.  Pursuant to the KEIP/KERP Order, the Debtors are permitted to, among other things, reimburse the Company for payments the Company makes on account of its key employee incentive plan pursuant to certain shared services agreements between Aegerion Pharmaceuticals, Inc., the Company and Novelion Services USA, Inc., a subsidiary of the Company.

The foregoing description is only a summary of the First Amended Chapter 11 Plan, the Disclosure Statement, the Disclosure Statement Order and the KEIP/KERP Order, and is qualified in its entirety by reference to the full text of the First Amended Chapter 11 Plan, the Disclosure Statement, the Disclosure Statement Order and the KEIP/KERP Order, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 hereto, respectively, and which are incorporated by reference herein. The information in this Form 8-K is not intended to be, and should not in any way be construed as, a solicitation of votes for the First Amended Chapter 11 Plan, nor should the information contained herein be relied on for any purpose with respect to the First Amended Chapter 11 Plan or the Disclosure Statement.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Restructuring Transactions is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Restructuring Transactions. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward Looking and Cautionary Statements

Certain statements in this Form 8-K constitute “forward-looking statements”  and “forward-looking information” within the meaning of applicable laws and regulations, including U.S. and Canadian securities laws. Any statements contained herein which do not describe historical facts, including, but not limited to, statements regarding beliefs about, expectations for, the Restructuring Transactions, the Disclosure Statement Order and the KEIP/KERP Order, compliance with applicable law, and benefits of the proposed transactions to Novelion’s and Aegerion’s stakeholders, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, Novelion’s ability to continue as a going concern, Novelion’s and Aegerion’s ability to meet immediate operational needs and obligations, as well as long term obligations, that Novelion will not realize the benefits of the Restructuring Transactions, that the Debtors will not be able to successfully complete the Restructuring Transactions, potential adverse effects of the Chapter 11 Cases, the Debtors’ ability to obtain timely approval by the Court with respect to motions filed in the Chapter 11 Cases, the outcome of the previously disclosed Whitefort action (including the outcome of a petition heard on July 9, 2019 to preclude Novelion from voting in favor of the Restructuring Support Agreement absent a vote demonstrating shareholder approval), objections to the Restructuring Transactions or other pleadings filed that could protract the Chapter 11 Cases, the effects of the Chapter 11 Cases on Novelion and on the interest of various constituents, including holders of Novelion’s common stock, the Court’s rulings in the Chapter 11 Cases, risks associated with third party motions in the Chapter 11 Cases, increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process, and Novelion’s ability to maintain its listing on Nasdaq especially in light of the previously disclosed delisting notifications received from Nasdaq and given Nasdaq’s ability to exercise discretionary authority to otherwise delist Novelion’s common stock on an accelerated timeline, as well as those risks identified in Novelion’s filings with the SEC, including under the heading “Risk Factors” in Novelion’s Annual Report on Form 10-K for the year ended December 31, 2018, filed on March 15, 2019, as amended, and subsequent filings with the SEC, including its Current Report on Form 8-K filed on May 21, 2019 (which includes important information about the Restructuring Transactions and related matters), all of which are available on the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect Novelion’s results of operations and cash flows, which would, in turn, have a significant and adverse impact on Novelion’s stock price. Novelion cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, Novelion undertakes no obligation to update or revise the information contained in this Form 8-K, whether as a result of new information, future events or circumstances or otherwise.

Investors are cautioned that the interests of the Aegerion and its stakeholders may not always be aligned with those of Novelion or its shareholders.

Investors and others should note that Novelion communicates with its investors and the public using the Novelion website www.novelion.com, including, but not limited to, company disclosures, investor presentations and FAQs, Commission filings, press releases, public conference call transcripts and webcast transcripts. The information that Novelion posts on this website could be deemed to be material information. As a result, Novelion encourages investors, the media and others interested to review the information that Novelion posts there on a regular basis. The contents of Novelion’s website shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amended Chapter 11 Plan.

10.2	Disclosure Statement.

10.3	Disclosure Statement Order.

10.4	KEIP/KERP Order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Michael Price
Name:	Michael Price
Title:	Executive Vice President & Chief Financial Officer

Date:  July 15, 2019